SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2019 (March 28, 2019)

NEW YORK MORTGAGE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue

New York, New York 10016

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

275 Madison Avenue

New York, New York 10016

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.                        Entry into a Material Definitive Agreement.

On March 29, 2019, New York Mortgage Trust, Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with JonesTrading Institutional Services LLC, as sales agent (the “Agent”), pursuant to which the Company may sell, from time to time, (i) shares of the Company’s 7.75% Series B Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the “Series B Preferred Stock”), (ii) shares of the Company’s 7.875% Series C Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the “Series C Preferred Stock), and (iii) shares of the Company’s 8.00% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, liquidation value $25.00 per share, par value $0.01 per share (the “Series D Preferred Stock” and, together with the Series B Preferred Stock and the Series C Preferred Stock, the “Offered Securities”), having a maximum aggregate gross sales price of up to $50,000,000.

Pursuant to the Equity Distribution Agreement, the Offered Securities may be offered and sold from time to time through the Agent in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the Nasdaq Global Select Market or sales made to or through a market maker other than on an exchange or, subject to the terms of a written notice from the Company, in negotiated transactions. Under the terms of the Equity Distribution Agreement, the Company may also sell the Offered Securities to the Agent as principal for its own account at a price agreed upon at the time of sale. If the Company sells the Offered Securities to the Agent as principal, the Company will enter into a separate terms agreement with the Agent. Under the Equity Distribution Agreement, the Agent will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of the Offered Securities sold through the Agent pursuant to the terms of the Equity Distribution Agreement. The Company has no obligation to sell, and the Agent has no obligation to buy or sell, any of the Offered Securities under the Equity Distribution Agreement and the Company may at any time suspend solicitations and offers under the Equity Distribution Agreement.

The Company expects to use the net proceeds from the sales of the Offered Securities for general business purposes, which may include, among other things, acquiring its targeted assets, including both single-family residential and multi-family credit investments, and various other types of mortgage-related and residential housing-related assets that it may target from time to time and general working capital purposes.

The Offered Securities will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-226726). The Company filed a prospectus supplement, dated March 29, 2019, to the prospectus, dated August 9, 2018, with the Securities and Exchange Commission (“SEC”) in connection with the offer and sale of the Offered Securities.

The Equity Distribution Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference. The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the Equity Distribution Agreement filed herewith as an exhibit to this Current Report on Form 8-K.

In connection with the filing of the Equity Distribution Agreement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of its Maryland counsel, Venable LLP.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 5.03.                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2019, the Company filed with the State Department of Assessments and Taxation of Maryland (i) Articles Supplementary to classify and designate 2,460,000 shares of the Company’s authorized but unissued preferred stock, par value $0.01 per share, as additional shares of Series C Preferred Stock (the “Series C 2019 Articles Supplementary”), with the powers, designations, preferences and other rights as set forth in the Articles Supplementary filed as Exhibit 3.5 to the Company’s Registration Statement on Form 8-A, filed with the SEC on April 21, 2015 (the “2015 Articles Supplementary”) and (ii)

Articles Supplementary to classify and designate 2,650,000 shares of the Company’s authorized but unissued preferred stock, par value $0.01 per share, as additional shares of Series D Preferred Stock (the “Series D 2019 Articles Supplementary”), with the powers, designations, preferences and other rights as set forth in the Articles Supplementary filed as Exhibit 3.6 to the Company’s Registration Statement on Form 8-A, filed with the SEC on October 10, 2017 (the “2017 Articles Supplementary”). The Series C 2019 Articles Supplementary and the Series D 2019 Articles Supplementary became effective upon filing on March 28, 2019, and upon such effectiveness, the Company was authorized to issue an aggregate of 6,600,000 shares of Series C Preferred Stock and an aggregate of 8,400,000 shares of Series D Preferred Stock.

A copy of the Series C 2019 Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the information in the 2015 Articles Supplementary is incorporated into this Item 5.03 by reference. A copy of the Series D 2019 Articles Supplementary is filed as Exhibit 3.3 to this Report, and the information in the 2017 Articles Supplementary is incorporated into this Item 5.03 by reference. The description of the terms of the Series C 2019 Articles Supplementary in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1  hereto and the 2015 Articles Supplementary.  The description of the terms of the Series D 2019 Articles Supplementary in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.3 hereto and the 2017 Articles Supplementary.

Item 9.01.                        Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit No.	Description
1. 1†	Equity Distribution Agreement, dated March 29, 2019, by and between the Company and JonesTrading Institutional Services LLC.
3.1†	Articles Supplementary classifying and designating 2,460,000 additional shares of Series C Preferred Stock.
3.2

Articles Supplementary designating 7.875% Series C Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.5 to the Company’s Registration Statement on Form 8-A, filed on April 21, 2015).

3.3†	Articles Supplementary classifying and designating 2,650,000 additional shares of Series D Preferred Stock.
3.4

Articles Supplementary designating 8.00% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.6 to the Company’s Registration Statement on Form 8-A, filed on October 10, 2017).

5.1†	Opinion of Venable LLP regarding legality of the Offered Securities.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

†            Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: March 29, 2019	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer